Exhibit 99.2

NEW HAMPSHIRE THRIFT BANCSHARES, INC. AND SUBSIDIARIES

PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS

PROFORMA SEPTEMBER 30, 2007 AND DECEMBER 31, 2006

	September 30, 2007	December 31, 2006	Change
	(Unaudited)
ASSETS
Cash and due from banks	$19,604,121	$15,704,006	3,900,115	24.84%
Federal Home Loan Bank overnight deposit	12,060,000	38,935,000	(26,875,000)	-69.03%

Cash and cash equivalents	31,664,121	54,639,006	(22,974,885)	-42.05%
Securities available-for-sale	92,672,334	115,254,033	(22,581,699)	-19.59%
Federal Home Loan Bank stock	7,532,700	8,305,000	(772,300)	-9.30%
Federal Reserve Bank stock	—	12,000.00	(12,000)	-100.00%
Loans held-for-sale	1,001,375	1,770,500	(769,125)	-43.44%
Loans receivable, net	632,400,903	621,043,729	11,357,174	1.83%
Accrued interest receivable	3,395,690	3,143,452	252,238	8.02%
Premises and equipment, net	18,133,892	17,173,578	960,314	5.59%
Investments in real estate	3,506,851	3,236,784	270,067	8.34%
Goodwill and Other Intangible Assets	31,025,757	30,729,180	296,577	0.97%
Investment in partially owned Charter Holding Corp., at equity	3,299,041	3,140,320	158,721	5.05%
Other assets	17,929,876	14,542,948	3,386,928	23.29%

Total assets	$842,562,541	872,990,530	(30,427,989)	-3.49%

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$50,410,985	$56,085,902	(5,674,917)	-10.12%
Interest-bearing	589,856,685	567,046,716	22,809,969	4.02%

Total deposits	640,267,670	623,132,618	17,135,052	2.75%
Securities sold under agreements to repurchase	12,074,803	12,738,586	(663,783)	-5.21%
Federal Home Loan Bank advances	78,730,941	125,450,520	(46,719,579)	-37.24%
Subordinated debentures	20,620,000	20,620,000	—	0.00%
Accrued expenses and other liabilities	13,180,558	11,255,717	1,924,841	17.10%

Total liabilities	764,873,972	793,197,441	(28,323,469)	-3.57%

SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value per share: 2,500,000 shares authorized, no shares issued or outstanding	—	—	—
Common stock, $.01 par value per share: 10,000,000 shares authorized, 5,418,640 issued and 4,979,561 shares outstanding at September 30, 2007, and 4,293,580 issued, and 4,180,080 shares outstanding at December 31, 2006	129,405	300,142	(170,737)	-56.89%
Paid-in capital	50,142,287	49,057,076	1,085,212	2.21%
Retained earnings	35,609,213	33,941,729	1,667,484	4.91%
Accumulated other comprehensive loss	(1,314,976)	(1,707,556)	392,580	-22.99%
Treasury Stock, 439,079 shares at September 30, 2007 and 113,500 shares at December 31, 2006	(6,877,360)	(1,798,300)	(5,079,060)

Total shareholders’ equity	77,688,569	79,793,089	(2,104,520)	-2.64%

Total liabilities and shareholders’ equity	$842,562,541	$872,990,530	(30,427,989)	-3.49%

The accompanying notes are an integral part of these condensed consolidated financial statements.

NEW HAMPSHIRE THRIFT BANCSHARES, INC. AND SUBSIDIARIES

PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

Proforma For the Three Months Ended September 30, 2007 and 2006

Proforma For the Nine Months Ended September 30, 2007 and 2006

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Interest and dividend income
Interest and fees on loans	$10,050,205	$8,491,921	$27,649,496	$24,300,281
Interest and dividends on securities	1,271,416	1,349,537	3,712,365	3,839,068
Other	234,719	148,447	764,465	360,567

Total interest and dividend income	11,556,340	9,989,905	32,126,326	28,499,916

Interest expense
Interest on deposits	3,938,519	2,648,387	10,348,487	6,507,023
Interest on advances and other borrowed money	1,549,629	2,115,554	5,267,792	5,571,307
Total interest expense	5,488,148	4,763,942	15,616,279	12,078,330

Net interest and dividend income	6,068,193	5,225,963	16,510,047	16,421,586
Provision for loan losses	60,000	51,000	105,000	159,776
Net interest and dividend income after provision for loan losses	6,008,193	5,174,964	16,405,047	16,261,810

Noninterest income
Customer service fees	1,334,154	1,219,854	3,646,240	3,150,186
Income on other investments	1,432	0	144,171	0
Net gain on sales of loans	253,211	128,268	671,352	495,063
Rental income	157,922	158,951	468,703	401,885
Income from equity interest in Charter Holding Corp.	61,784	41,418	158,721	149,423
Brokerage service income	33,963	24,273	103,884	137,992
Other income	24,443	62,240	89,192	202,773

Total noninterest income	1,866,908	1,635,004	5,282,263	4,537,321

Noninterest expenses
Salaries and employee benefits	3,014,468	2,682,768	8,631,556	7,808,741
Occupancy expenses	972,616	739,230	2,705,096	2,188,501
Advertising and promotion	101,002	61,434	270,397	243,330
Depositors' insurance	16,037	13,931	44,835	43,607
Outside services	196,545	140,548	542,515	484,724
Professional services	128,088	131,294	409,381	383,731
ATM processing fees	138,304	98,609	371,836	295,906
Supplies	130,155	97,550	300,360	258,076
Amortization of mortgage servicing rights in excess of mortgage servicing income	43,060	45,941	118,316	157,723
Other expenses	1,261,999	894,011	3,282,684	2,771,544

Total noninterest expenses	6,002,273	4,905,314	16,676,976	14,635,882

Income before provision for income taxes	1,872,827	1,904,653	5,010,333	6,163,249
Provision for income taxes	625,053	650,194	1,642,320	2,041,642

Net income	$1,247,774	$1,254,459	$3,368,013	$4,121,607

Comprehensive net income	$1,824,551	$2,604,815	$3,760,594	$4,178,187

Earnings per common share, basic	$0.22	$0.25	$0.64	$0.83

Number of Shares, basic	5,781,764	4,954,245	5,297,979	4,969,072
Earnings per common share, assuming dilution	$0.21	$0.25	$0.63	$0.81

Number of Shares, assuming dilution	5,858,083	5,076,755	5,385,373	5,085,755
Dividends declared per common share	$0.13	$0.13	$0.39	$0.38

The accompanying notes are an integral part of these condensed consolidated financial statements.

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